Exhibit 10.41

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:
Cox, Castle & Nicholson LLP
2029 Century Park East, 21st Floor
Los Angeles, California 90067
Attention: Adam B. Weissburg, Esq.
APNs:    4259-025-008
4259-025-018
4259-025-019
Mortgage Loan No. 16714
DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
Cover Sheet

Date:	As of November 29, 2016
Borrower:	KR WMC, LLC
Borrower’s State of Organization:	Delaware
Borrower’s Organizational ID Number:	6126861
Trustee:	Fidelity National Title Company
Lender:	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation
Maturity Date:	December 1, 2026
State:	California
Record Owner of the Land: (as defined herein)	KR WMC, LLC, a Delaware limited liability company
THIS DOCUMENT IS ALSO A FIXTURE FILING IN ACCORDANCE WITH SECTION 9502(c) OF THE CALIFORNIA COMMERCIAL CODE

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DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Deed of Trust”) is made as of November 29, 2016, by KR WMC, LLC, a Delaware limited liability company, having an address at 12200 West Olympic Boulevard, Suite 200, Los Angeles, California 90064 (“Borrower”), to FIDELITY NATIONAL TITLE COMPANY, a California corporation, having an address at 1300 Dove St., Suite 310, Newport Beach, California 92660 (“Trustee”), for the use and benefit of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation having an address in care of Barings, One Financial Plaza, Hartford, Connecticut 06103, Attention: Real Estate Loan Servicing (“Lender”). To the extent an Administrative Agent is appointed pursuant to Article 13 of the Loan Agreement, Lender hereby agrees to assign its rights under this Deed of Trust to the Administrative Agent, and thereafter this Deed of Trust shall be for the benefit of Administrative Agent.
GRANTING CLAUSES
For good and valuable consideration and to secure the payment of an indebtedness in the principal sum of ONE HUNDRED SEVENTY MILLION AND 00/100 DOLLARS ($170,000,000.00) in lawful money of the United States, to be paid according to (i) that certain Loan Agreement of even date herewith between Borrower and Lender (as the same may hereafter be amended or modified, the “Loan Agreement”), and (ii) that certain Promissory Note of even date herewith from Borrower to Lender in said principal sum with a maturity date of December 1, 2026 (the “Maturity Date”), and any replacement(s) or substitution(s) of said Promissory Note held by Lender or by any successor or assignee of Lender (as the same may hereafter be amended, modified, split, consolidated or extended, the “Note”), which Loan Agreement and Note are hereby incorporated herein by this reference and made a part hereof, together with all other obligations and liabilities due or to become due by Borrower to Lender, all amounts, sums and expenses paid hereunder by or payable to Lender according to the terms hereof (including, without limitation, all Advances (as hereinafter defined) and interest thereon as provided herein and in the Loan Agreement), and all other covenants, obligations and liabilities of Borrower under the Note, the Loan Agreement, this Deed of Trust, the Assignment (as hereinafter defined) and any other instrument executed by Borrower evidencing, securing or delivered in connection with the loan evidenced by the Note, expressly excluding the obligations of Borrower under and pursuant to that certain “Environmental Indemnification Agreement” (as defined in the Loan Agreement) to the extent of “Unsecured Environmental Costs” (as hereinafter defined) (all of the foregoing instruments, as the same may be amended or modified from time to time, collectively, the “Loan Documents”), and together with all interest on said indebtedness, obligations, liabilities, amounts, sums, Advances and expenses (all of the foregoing, collectively, the “Indebtedness”), Borrower does by these presents grant a security interest to Beneficiary in and does by these presents WARRANT, GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER AND SET OVER unto Trustee, as trustee for the benefit of Lender, to its successors in the trust created by this Deed of Trust, and to its and their respective assigns forever, in trust, with all POWERS OF SALE and RIGHTS OF ENTRY AND POSSESSION and all STATUTORY RIGHTS AND COVENANTS in the State (as hereinafter

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defined), together with all interest and estate which Borrower may hereafter acquire, in the following property:
The parcel or parcels of land described in Exhibit A attached hereto and by this reference made a part hereof (the “Land”);
TOGETHER with the buildings, foundations, structures and improvements (including fixtures) now or hereafter located on or in the Land (collectively, the “Improvements”);
TOGETHER with all right, power, privilege, option, title and interest, if any, of Borrower in and to the streets and roads, opened or proposed, abutting the Land, all strips and gores within or adjoining the Land, the air space and right to use the air space above the Land, all rights of ingress and egress to and from the Land, all easements, rights of way, reversions, remainders, estates, rights, titles, interests, privileges, servitudes, tenements, hereditaments, and appurtenances now or hereafter affecting the Land or the Improvements, all royalties and rights and privileges appertaining to the use and enjoyment of the Land or the Improvements, including all air, lateral support, streets, alleys, passages, vaults, drainage, water, oil, gas and mineral rights, development rights, all leases and licenses and options to purchase or lease, and all other interests, estates or claims, in law or in equity, which Borrower now has or hereafter may acquire in or with respect to the Land or the Improvements (collectively, the “Appurtenances”);
The Land, the Improvements and the Appurtenances are hereinafter collectively referred to as the “Premises”;
TOGETHER with all equipment, fittings, furniture, furnishings, appliances, apparatus, and machinery in which Borrower now or hereafter has a possessory or title interest and now or hereafter installed in or located upon the Premises and all building materials, supplies and equipment now or hereafter delivered to the Land and the Improvements and intended to be installed therein or located thereon; all fixtures, inventory, other goods and personal property of whatever kind and nature now contained on or in or hereafter placed on or in the Premises and used or to be used in connection with the letting or operation thereof, in which Borrower now has or hereafter may acquire a possessory or title interest and all renewals or replacements of any of the foregoing property or articles in substitution thereof, including chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, dry cleaning facilities, keys or other entry systems, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers, and other equipment used in the operation of the Land and the Improvements (collectively, the “Equipment”);
TOGETHER with all right, power, privilege, option, title and interest of Borrower in and under all present or future accounts, deposit accounts, documents, instruments, chattel paper,

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and general intangibles (including “payment intangibles”), as the foregoing terms are defined in the Code (as hereinafter defined), all deposits, monies or escrows held by Lender or Lender’s agent or any accounts established pursuant hereto or pursuant to any other Loan Documents, and all contract rights, equipment leases, operating leases and licenses, Operating Agreements (as hereinafter defined), derivative investments, letters of credit, and rate cap agreements, including casualty insurance policies and liability insurance policies (irrespective of whether such policies are required to be obtained or maintained in force pursuant to this Deed of Trust or other Loan Documents), trade names, trademarks, servicemarks, logos, copyrights, goodwill or franchises (excluding any of the foregoing to the extent they include the name “Kilroy” or any derivation thereof), books, records, plans, specifications, permits, licenses, approvals, actions, claims under the Federal Bankruptcy Code (as hereinafter defined) and causes of action which now or hereafter relate to, are derived from or are used in connection with the Land and the Improvements or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (collectively, the “Intangibles”), except to the extent any such Intangibles are the property of any tenants under the Leases;
TOGETHER with all right, power, privilege, option, title and interest of Borrower in and under all existing and future leases, lettings, tenancies, occupancy agreements, licenses to occupy and other similar arrangements affecting the Premises or any part thereof now or hereafter entered into and all amendments, extensions, renewals and guaranties thereof, all security therefore, including letter of credit rights, guaranties and other supporting obligations, and all moneys payable thereunder, whether entered into before or after the filing by or against Borrower of any petition for relief under the Federal Bankruptcy Code (collectively, the “Leases”);
TOGETHER with all rents, income, accounts, receivables, issues, profits, security deposits, including the proceeds from letters of credit, guarantees and other supporting obligations, all other payments and profits from the Leases and the use and occupation of the Land and the Improvements, including fixed and additional rents, cancellation payments, option payments, all revenues and credit card receipts collected from restaurants, bars, and recreational facilities and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of sale, lease, sublease, license, concession or other grant of the right of the possession, use or occupancy of all or any portion of the Land and the Improvements, or personalty located thereon, or rendering of services by Borrower or any operator or manager of any commercial space located in the Land and the Improvements or acquired from others including from the rental of any office space, retail space, commercial space or other space, halls, stores or offices, including any deposits securing reservations of such space, exhibit or sales space of every kind, license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, telephone and television systems, the provision or sale of other goods and services, service charges, vending machine sales, and any other payments and benefits to which Borrower may now or hereafter be entitled from the Premises, the Equipment or the Intangibles or under or in connection with the Leases (collectively, the “Property Income”), including the immediate and continuing right to make claim for, receive, collect and receipt for Property Income, including the right to make claim in a proceeding under the Federal Bankruptcy Code and to apply the same to the payment of the Indebtedness, all whether before or after the filing by or against Borrower of any petition for relief under the Federal Bankruptcy Code; and

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TOGETHER with all proceeds, judgments, claims, compensation, awards of damages and settlements pertaining to or resulting from or in lieu of any condemnation or taking of any of Borrower’s interest in the Premises by eminent domain or any casualty loss or damage to any of Borrower’s interest in the Premises, the Equipment, the Intangibles, the Leases or the Property Income, and including also, the right to assert, prosecute and settle claims arising out of or pertaining to such condemnation or taking or such casualty loss under insurance policies constituting an Intangible and to apply for and receive payments of proceeds under such insurance policies and in any condemnation or taking, the right to apply for and receive all refunds with respect to the payment of property taxes and assessments and all other proceeds from the conversion, voluntary or involuntary, of any of Borrower’s interest in the Premises, the Equipment, the Intangibles, the Leases or the Property Income, or any part thereof, into cash or liquidated claims. Collectively, all of the foregoing are herein referred to as the “Proceeds”.
The Equipment, the Intangibles, the Leases, the Property Income and the Proceeds are hereinafter collectively referred to as the “Collateral”. The Premises and the Collateral are hereinafter collectively referred to as the “Mortgaged Property”.
TO HAVE AND TO HOLD the Mortgaged Property, with all the privileges and appurtenances to the same belonging, and with the possession and right of possession thereof, unto Trustee, as trustee for the benefit of Lender as beneficiary, to its successors in the trust created by this Deed of Trust, and to its and their successors and assigns forever, in trust, upon the terms and conditions set forth herein.
All initially capitalized terms not defined in this Deed of Trust shall have the respective meanings ascribed to such terms in the Loan Agreement.
ARTICLE I
DEFINITION OF TERMS
As used in this Deed of Trust, the terms set forth below shall have the following meanings:
“Advances” means all sums, amounts or expenses advanced or paid and all costs incurred by Lender, as provided in this Deed of Trust or in any other Loan Document, upon failure of Borrower to pay or perform any obligation or covenant contained herein or in such other Loan Document.
“Appurtenances” has the meaning assigned in the Granting Clauses.
“Assignment” means the Assignment of Leases and Rents from Borrower to Lender of even date herewith with respect to the Mortgaged Property.
“Borrower” means the party or parties identified and defined as Borrower on the Cover Sheet and in the preamble of this Deed of Trust, any subsequent owner of the Mortgaged Property, and its or their respective heirs, executors, legal representatives, successors and assigns.

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“Code” means the Uniform Commercial Code of the State, as the same may be amended from time to time or any successor statute thereto.
“Collateral” has the meaning assigned in the Granting Clauses.
“Default Rate” has the meaning assigned in the Loan Agreement.
“Environmental Indemnification Agreement” has the meaning assigned in the Granting Clauses.
“Equipment” has the meaning assigned in the Granting Clauses.
“Event of Default” means any one or more of the events described in Section 9.1 of the Loan Agreement.
“Federal Bankruptcy Code” means Title 11 of the United States Code, as the same may be amended from time to time or any successor statute thereto.
“Hazardous Substances” has the meaning assigned in the Environmental Indemnification Agreement.
“Impositions” has the meaning assigned in the Loan Agreement.
“Improvements” has the meaning assigned in the Granting Clauses.
“Indebtedness” has the meaning assigned in the Granting Clauses.
“Intangibles” has the meaning assigned in the Granting Clauses.
“Land” has the meaning assigned in the Granting Clauses.
“Leases” has the meaning assigned in the Granting Clauses.
“Lender” means Massachusetts Mutual Life Insurance Company, the lender identified as such on the Cover Sheet and in the preamble of this Deed of Trust, and any Lender Successor.
“Loan” means the loan made by Lender to Borrower evidenced by the Note and governed by the Loan Agreement.
“Loan Agreement” has the meaning assigned in the Granting Clauses.
“Loan Documents” has the meaning assigned in the Granting Clauses.
“Maturity Date” has the meaning assigned in the Granting Clauses.
“Mortgaged Property” has the meaning assigned in the Granting Clauses.
“Note” has the meaning assigned in the Granting Clauses.

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“Permitted Encumbrances” means the liens and security interests created by this Deed of Trust and the other Loan Documents, those exceptions to title set forth in Exhibit B and such other liens and security interests as are permitted pursuant to the Loan Documents.
“Person” means and includes any individual, corporation, partnership, joint venture, limited liability company, association, bank, joint-stock company, trust, unincorporated organization or government, or an agency or political subdivision thereof.
“Premises” has the meaning assigned in the Granting Clauses.
“Proceeds” has the meaning assigned in the Granting Clauses.
“Property Income” has the meaning assigned in the Granting Clauses.
“State” means the State or Commonwealth in which the Land is situated.
“Trustee” means the party or parties identified and defined as Trustee on the Cover Sheet and in the preamble of this Deed of Trust, and its or their respective successors in trust created by this Deed of Trust, and its or their respective successors and assigns.
“Upstream Owner” has the meaning assigned in the Loan Agreement.
ARTICLE II
COVENANTS, WARRANTIES AND REPRESENTATIONS OF BORROWER
Borrower covenants, warrants, represents and agrees as follows:
Section 2.01    Interest on Advances and Expenses. All Advances made and any reasonable expenses incurred at any time by Lender or Trustee pursuant to the provisions of this Deed of Trust or the other Loan Documents or under applicable law shall be secured by this Deed of Trust as part of the Indebtedness, with equal rank and priority. All such Advances and expenses shall bear interest at the Default Rate from the date that each such Advance or expenses is made or incurred to the date of repayment and all such Advances and expenses with interest thereon shall be paid to Lender by Borrower upon demand therefor.
Section 2.02    Prohibition Against Conveyances, Encumbrances and Borrowing. Except as expressly permitted under Article 8 of the Loan Agreement, neither Borrower nor any Person shall (a) sell, transfer, convey, assign, mortgage, encumber, pledge, hypothecate, grant a security interest in, grant options with respect to, or otherwise dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest in all or any portion of the Mortgaged Property including the Leases; or (b) sell, transfer, convey, assign, or otherwise dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of the direct or indirect legal or beneficial interest in Borrower; or pledge or encumber any direct ownership interest in Borrower.

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Section 2.03    Assignment of Leases and Property Income.
(a)    Borrower hereby absolutely, presently, unconditionally and irrevocably assigns, transfers and sets over to Lender all of the right, title and interest of Borrower in and to the Leases and the Property Income. Borrower shall not otherwise assign, transfer or encumber in any manner the Leases or the Property Income or any portion thereof. Borrower shall have a license, revocable by Lender, to collect and use the Property Income as the same becomes due and payable so long as no Event of Default has occurred and is continuing, but may not collect any Property Income more than thirty (30) days in advance of the date the same becomes due. The assignment in this Section 2.03 shall constitute an absolute, irrevocable and present assignment of the Leases and the Property Income, and not an additional assignment for security, and the existence or exercise of Borrower’s revocable license to collect Property Income shall not operate to subordinate this assignment to any subsequent assignment. The exercise by Lender of any of its rights or remedies under this Section 2.03 shall not be deemed or construed to make Lender: (i) a mortgagee-in-possession; (ii) responsible for the payment of any taxes or assessments with respect to the Premises, (iii) liable to perform any obligation of the lessor under any Lease(s) or under applicable law, (iv) liable to any person for any dangerous or defective condition in the Premises or for any negligence in the management, upkeep, repair, or control of the Premises resulting in loss or injury or death to any Person, or (v) be liable in any manner for the remediation of any environmental impairment.
(b)    Borrower shall comply with the terms and conditions of Section 5.1 of the Loan Agreement with respect to Leases of all or any portion of the Mortgaged Property.
Section 2.04    Environmental Matters. Borrower shall comply with the terms and conditions of Article 4 of the Loan Agreement, expressly including the indemnification provisions contained therein.
Section 2.05    Condemnation Awards. Borrower hereby unconditionally assigns all awards and compensation for any condemnation or other taking of the Mortgaged Property or any portion thereof, or any purchase in lieu thereof, to Lender and authorizes Lender to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Loan Agreement.
Section 2.06    Insurance Proceeds. Borrower hereby (a) unconditionally assigns to Lender all Proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property, and (b) authorizes Lender to collect and receive such Proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Lender, instead of to Borrower and Lender jointly, all subject to the terms of the Loan Agreement.

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ARTICLE III
SECURITY AGREEMENT
Section 3.01    Warranties, Representations and Covenants of Borrower. Borrower covenants, warrants, represents and agrees with and to Lender as follows:
(a)    This Deed of Trust constitutes a security agreement under the Code and serves as a fixture filing in accordance with the Code. This Deed of Trust creates, and Borrower hereby grants to Lender, a security interest in favor of Lender as secured party under the Code with respect to all of the Mortgaged Property which is covered by the Code (“Personal Property”). The mention of any portion of the Mortgaged Property in a financing statement filed in the records normally pertaining to personal property shall not derogate from or impair in any manner the intention of Borrower and Lender hereby declared that all items of the Collateral are part of the real property encumbered hereby to the fullest extent permitted by law, regardless of whether any such item is physically attached to the Improvements or whether serial numbers are used for the better identification of certain items. Specifically, the mention in any such financing statement of: (i) the rights in or to the Proceeds of any policy of insurance; (ii) any condemnation Proceeds; (iii) Borrower’s interest in any Leases or Property Income; or (iv) any other item included in the Mortgaged Property, shall not be construed to alter, impair or impugn any rights of Lender as determined by this Deed of Trust or the priority of Lender’s lien upon and security interest in the Mortgaged Property. Any such mention shall be for the protection of Lender in the event that notice of Lender’s priority of interest as to any portion of the Mortgaged Property is required to be filed in accordance with the Code to be effective against or take priority over the interest of any particular class of Persons, including the federal government or any subdivision or instrumentality thereof.
(b)    Except for the Permitted Encumbrances and the security interest granted by this Deed of Trust, Borrower is and, as to portions of the Mortgaged Property to be acquired after the date hereof, will be the sole owner of the Mortgaged Property, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. Borrower shall notify Lender of, and shall defend the Mortgaged Property against, all claims and demands of all Persons at any time claiming the same or any interest therein.
(c)    Except as expressly provided in the Loan Agreement and this Deed of Trust, Borrower shall not lease, sell, convey or in any manner transfer the Mortgaged Property without the prior consent of Lender.
(d)    The Mortgaged Property is not and will not be used or bought for personal, family or household purposes.
(e)    The Collateral shall be kept on the Land or in the Improvements, and Borrower shall not remove the Collateral from the Land or the Improvements without the prior consent of Lender, except such portions or items of the Collateral as are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Borrower with items of equal or greater value.

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(f)    [Intentionally omitted.]
(g)    Borrower shall not change its place of formation or its entity name without providing Lender with at least thirty (30) days’ prior written notice. In the event of any change in name, identity or type of organization of Borrower, Borrower shall notify Lender thereof and promptly after request shall execute, file and record such Code forms as are necessary to maintain the priority of Lender’s lien upon and security interest in the Mortgaged Property, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional Code forms or continuation statements, Borrower shall, promptly after request, execute, file and record such Code forms or continuation statements as Lender shall deem necessary (subject to Lender’s right to sign such statements on behalf of Borrower as provided in Section 3.01(h)), and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall initially pay such expenses, Borrower shall promptly reimburse Lender for the expenses.
(h)    Borrower hereby authorizes Lender to file with the appropriate public office, at Borrower’s expense any financing statements, amendments or continuations thereof, identifying Borrower as debtor and Lender as secured party in connection with the Mortgaged Property.
(i)    Borrower represents that its exact legal name and organizational number are as set forth on the Cover Sheet of this Deed of Trust.
(j)    Borrower shall not file any termination statements concerning the Mortgaged Property without Lender’s prior consent unless the Indebtedness has been repaid and this Deed of Trust has been released.
(k)    Where Collateral is in possession of a third party, if requested by Lender, Borrower will join with Lender in notifying the third party of Lender’s interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of Lender.
(l)    Borrower will cooperate with Lender in obtaining control with respect to Collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper.
Section 3.02    Financing Statements. A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS DEED OF TRUST OR ANY FINANCING STATEMENT RELATING TO THIS DEED OF TRUST SHALL BE SUFFICIENT AS A FINANCING STATEMENT.
Section 3.03    Addresses. The state of organization, organizational ID number and mailing address of Borrower and the address of Lender from which information concerning the security interest granted hereby may be obtained are set forth on the Cover Sheet and in the preamble of this Deed of Trust. Borrower maintains its sole place of business or its chief executive office at the address shown in said preamble, and Borrower shall immediately notify Lender in writing of any change in address of said place of business or chief executive office.

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Section 3.04    Fixture Filing. This Deed of Trust shall constitute a fixture filing under the Code as to any goods and other personal property included in the Mortgaged Property in which Borrower has granted to Lender a security interest as provided in this Article III which are or may become fixtures under applicable law. Borrower is the “debtor” and Lender is the “secured party” as such terms are defined in the Code. This fixture filing is to be recorded in the Official Records of Los Angeles County, California.
ARTICLE IV

DEFAULT AND REMEDIES
Section 4.01    Remedies. Upon the occurrence and during the continuance of any Event of Default, Lender may take such actions against Borrower and/or the Mortgaged Property or any portion thereof as it deems advisable to protect and enforce its rights against Borrower and in and to the Mortgaged Property, without notice or demand except as set forth herein. Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Such actions may include the following:
(a)    Lender may declare the entire principal balance under the Note then unpaid, together with all accrued and unpaid interest thereon, prepayment fees thereunder, and all other unpaid Indebtedness, to be immediately due and payable.
(b)    Lender may enter into or upon the Mortgaged Property, personally or by its agents, nominees or attorneys, and may dispossess Borrower and its agents and servants therefrom, and thereupon Lender at its sole discretion may: (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every portion of the Mortgaged Property and conduct business thereon, in any case either in the name of Lender or in such other name as Lender shall deem best; (ii) complete any construction on the Mortgaged Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (iv) exercise all rights and powers of Borrower with respect to the Mortgaged Property, whether in the name of Borrower or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Property Income; and (v) apply the receipts of Property Income to the payment of the Indebtedness (including any prepayment fee payable under the Loan Agreement) in such order as Lender shall determine in its sole discretion, after deducting therefrom all expenses (including reasonably incurred attorneys’ fees, costs and expenses) incurred in connection with the aforesaid operations and all amounts necessary to pay the Impositions, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Lender, its agents, nominees and attorneys.
(c)    With or without entry, personally or by its agents, nominees or attorneys, Lender may require Trustee to sell all or any portion of the Mortgaged Property and all or any portion of Borrower’s estate, right, title, interest, claim and demand therein and right of

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redemption thereof at one or more private or public sales in the manner and to the extent permitted by law, as an entirety or in parcels or portions, and Trustee shall have any statutory power of sale as may be provided by law in the State.
(d)    Lender may institute proceedings for the complete foreclosure of this Deed of Trust, in which case the Mortgaged Property may be sold for cash or upon credit, as an entirety or in parcels or portions.
(e)    Lender may institute, or require Trustee to institute, proceedings for the partial foreclosure of this Deed of Trust for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Deed of Trust for the balance of the Indebtedness not then due.
(f)    Lender may institute, or require Trustee to institute, an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained in the Note, this Deed of Trust or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy.
(g)    Lender and Trustee shall have the rights and may take such actions as are set forth, described or referred to in Article VII of this Deed of Trust entitled “State Law Provisions” or as are permitted by the laws of the State.
(h)    Lender may recover judgment on the Loan Agreement and the Note, either before, during or after any proceedings for the foreclosure or enforcement of this Deed of Trust.
(i)    Lender may secure the appointment of a receiver, trustee, liquidator or similar official of the Mortgaged Property or any portion thereof, and Borrower hereby consents and agrees to such appointment, without notice to Borrower and without regard to the adequacy of the security for the Indebtedness and without regard to the solvency of Borrower or any other Person liable for the payment of the Indebtedness, and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Lender to receive the Property Income pursuant to this Deed of Trust or the Assignment.
(j)    Lender may exercise any or all of the remedies available to a secured party under the Code.
(k)    Lender may pursue, or require Trustee to institute, any other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.
(l)    Lender may, in its sole discretion, apply any funds then on deposit with Lender, including but not limited to such funds on deposit for the payment of Impositions, ground rent or insurance premiums, to the payment of such items or to the repayment of the Indebtedness.

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(m)    Lender in its sole discretion may surrender any insurance policies and collect the unearned premiums and apply such sums against the Indebtedness.
(n)    To the extent permitted by law, exercise any power of sale.
Section 4.02    General Provisions Regarding Remedies.
(a)    Proceeds of Sale. The proceeds of any sale of the Mortgaged Property or any part thereof received by Lender shall be distributed and applied to the amounts set forth in Section 2.7 of the Loan Agreement in such order and priority as Lender deems appropriate in its sole discretion.
(b)    Effect of Judgment. No recovery of any judgment by Lender or Trustee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Deed of Trust upon the Mortgaged Property or any portion thereof, or any rights, powers or remedies of Lender hereunder. Such lien, rights, powers and remedies of Lender and Trustee shall continue unimpaired as before.
(c)    Continuing Power of Sale. The power of sale conferred upon Lender in this Deed of Trust shall not be exhausted by any one or more sales as to any portion of the Mortgaged Property remaining unsold, but shall continue unimpaired until all of the Mortgaged Property is sold or all of the Indebtedness is paid.
(d)    Right to Purchase. At any sale of the Mortgaged Property or any portion thereof pursuant to the provisions of this Deed of Trust, Lender or Trustee shall have the right to purchase the Mortgaged Property being sold, and in such case shall have the right to credit against the amount of the bid made therefor (to the extent necessary) all or any portion of the Indebtedness then due.
(e)    Right to Terminate Proceedings. Lender or Trustee may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in Section 4.01 at any time before the conclusion thereof, as determined in Lender’s sole discretion and without prejudice to Lender.
(f)    No Waiver or Release. Lender may resort to, or require Trustee to resort to, any remedies and the security given by the Loan Documents, in whole or in part, and in such portions and in such order as determined in Lender’s sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Loan Documents. The failure of Lender or Trustee to exercise any right, remedy or option provided in the Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Loan Documents. No acceptance by Lender or Trustee of any payment after the occurrence and during the continuance of an Event of Default and no payment by Lender or Trustee of any Advance or obligation for which Borrower is liable hereunder shall be deemed to waive or cure such Event of Default or Borrower’s liability to pay such obligation. No sale of all or any portion of the Mortgaged Property, no forbearance on the part of Lender or Trustee, and no extension of time for the payment of the whole or any portion of the Indebtedness or any other indulgence given by Lender or Trustee to Borrower or any other

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Person, shall operate to release or in any manner affect Lender’s or Trustee’s interest in the Mortgaged Property or the liability of Borrower to pay the Indebtedness, except to the extent that such liability shall be reduced by proceeds of the sale of all or any portion of the Mortgaged Property received by Lender. No waiver by Lender or Trustee shall be effective unless it is in a writing executed by Lender and then only to the extent specifically stated therein.
(g)    No Impairment; No Release. The interests and rights of Lender or Trustee under the Loan Documents shall not be impaired by any indulgence, including: (i) any renewal, extension or modification which Lender may grant with respect to any of the Indebtedness; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender or Trustee may grant with respect to the Mortgaged Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Indebtedness. If the Mortgaged Property is sold and Lender enters into any agreement with the then owner of the Mortgaged Property extending the time of payment of the Indebtedness, or otherwise modifying the terms hereof or of any other Loan Document, Borrower shall continue to be liable to pay the Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by Lender.
(h)    Waivers and Agreements Regarding Remedies. To the fullest extent that Borrower may legally do so, Borrower:
(i)    agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any laws now or hereafter in force providing for any appraisal or appraisement, valuation, stay, extension or redemption, and waives and releases all rights of redemption, valuation, appraisal or appraisement, stay of execution, extension and notice of election to accelerate or declare due the whole of the Indebtedness;
(ii)    waives all rights to a marshalling of the assets of Borrower, Borrower’s partners, if any, and others with interests in Borrower, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Mortgaged Property for the collection of the Indebtedness without any prior or different resort for collection, or the right of Lender or Trustee to the payment of the Indebtedness out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatsoever;
(iii)    waives any right to bring or utilize any defense, counterclaim or setoff, other than one in good faith, which denies the existence or sufficiency of the facts upon which the foreclosure action is grounded or which is based on Lender’s or Trustee’s wrongful actions. If any defense, counterclaim or setoff (other than one permitted by the preceding sentence) is raised by Borrower in such foreclosure action, such defense, counterclaim or setoff shall be dismissed. If such defense, counterclaim or setoff is based on a claim which could be tried in an action for money damages, the foregoing waiver shall not bar a separate action for such damage (unless such claim is required by law or applicable rules of procedure to be pleaded in or consolidated with the action initiated by Lender or Trustee), but such separate action shall

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not thereafter be consolidated with Lender’s or Trustee’s foreclosure action. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying any such foreclosure action;
(iv)    waives and relinquishes any and all rights and remedies which Borrower may have or be able to assert by reason of the provisions of any laws pertaining to the rights and remedies of sureties;
(v)    waives the defense of laches and any applicable statutes of limitation; and
(vi)    waives any right to have any trial, action or proceeding tried by a jury.
(i)    Lender’s Discretion. Except as expressly set forth herein or in any other Loan Document to the contrary, Lender may exercise its rights, options and remedies and may make all decisions, judgments and determinations under this Deed of Trust and the other Loan Documents in its sole and absolute discretion.
(j)    Recitals of Facts. In the event of a sale or other disposition of the Mortgaged Property pursuant to Section 4.01 and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts (such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition) shall be conclusive proof of the truth of such facts. Any such deed or conveyance shall be conclusive against all Persons as to such facts recited therein.
(k)    Lender’s Right to Waive, Consent or Release. Lender may at any time, in writing: (i) waive compliance by Borrower with any covenant herein made by Borrower to the extent and in the manner specified in such writing; (ii) consent to Borrower’s doing any act which Borrower is prohibited hereunder from doing, or consent to Borrower’s failing to do any act which Borrower is required hereunder to do, to the extent and in the manner specified in such writing; or (iii) release, or require Trustee to release, any portion of the Mortgaged Property, or any interest therein, from this Deed of Trust and the lien of the other Loan Documents. No such act shall in any way impair the rights of Lender or Trustee hereunder except to the extent specified by Lender in such writing.
(l)    Possession of the Mortgaged Property. Following the occurrence and during the continuance of any Event of Default hereunder and upon demand by Lender at its option, Borrower shall immediately surrender or cause the surrender of possession of the interest of Borrower in the Premises to Lender. If Borrower or any other occupant is permitted to remain in possession, such possession shall be as tenant of Lender and such occupant: (i) shall on demand pay to Lender monthly, in advance, reasonable use and occupancy charges for the space so occupied; and (ii) in default thereof, may be dispossessed by the usual summary proceedings. Following the occurrence and during the continuance of any Event of Default and upon demand by Lender, Borrower shall assemble any Collateral that constitutes personal property and has been removed from the Land and make it available at the site of the Land. The covenants herein

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contained may be enforced by a receiver of the Mortgaged Property or any portion thereof. Nothing in this Section 4.02(l) shall be deemed a waiver of the provisions of this Deed of Trust prohibiting the sale or other disposition of the Mortgaged Property without the prior consent of Lender.
(m)    Limitations on Liability. Notwithstanding anything contained herein to the contrary, Borrower’s liability hereunder is subject to the limitation on liability provisions of Article 11 of the Loan Agreement, which Article 11 is incorporated herein by reference, mutatis mutandis, as if such Article 11 was set forth in full herein.
(n)    Subrogation. If all or any portion of the proceeds of the Note or any Advance shall be used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any portion thereof, then Lender and Trustee shall be subrogated to, and shall have the benefit of the priority of, such other lien or encumbrance and any additional security held by the holder thereof.
ARTICLE V

MISCELLANEOUS
Section 5.01    Notices. All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if delivered to the Persons and locations and in the manner set forth in Section 12.1 of the Loan Agreement.
Section 5.02    Binding Obligations; Joint and Several. The provisions and covenants of this Deed of Trust shall run with the land, shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of Lender and Trustee and their respective successors and assigns. If there is more than one Borrower, all their obligations and undertakings hereunder are and shall be joint and several.
Section 5.03    Captions. The captions of the sections and subsections of this Deed of Trust are for convenience only and are not intended to be a part of this Deed of Trust and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.
Section 5.04    Severability. If any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
Section 5.05    Amendments; Consents. This Deed of Trust cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless in writing and signed by the party against which enforcement is sought. No consent or approval required hereunder or under any other Loan Document shall be binding unless in writing and signed by the party sought to be bound.

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Section 5.06    Other Loan Documents and Exhibits. All of the agreements, conditions, covenants, provisions and stipulations contained in the Loan Agreement, the Note and the other Loan Documents, and each of them, which are to be kept and performed by Borrower are hereby made a part of this Deed of Trust to the same extent and with the same force and effect as if they were fully set forth in this Deed of Trust, and Borrower shall keep and perform the same, or cause them to be kept and performed, strictly in accordance with their respective terms. The Cover Sheet and each exhibit, schedule and rider attached to this Deed of Trust are integral parts of this Deed of Trust and are incorporated herein by this reference. In the event of any conflict between the provisions of any such exhibit, schedule or rider and the remainder of this Deed of Trust, the provisions of such exhibit, schedule or rider shall prevail.
Section 5.07    Legal Construction.
(a)    In all respects, including, without limitation, matters of construction and performance of this Deed of Trust and the obligations arising hereunder, this Deed of Trust shall be governed by, and construed in accordance with, the laws of the State in which the Premises are located applicable to contracts and obligations made and performed in such State and any applicable laws of the United States of America. Interpretation and construction of this Deed of Trust shall be according to the contents hereof and without presumption or standard of construction in favor of or against Borrower or Lender. All terms contained herein shall be construed, whenever the context of this Deed of Trust so requires, so that the singular number shall include the plural, and the plural the singular, and the use of any gender shall include all genders.
(b)    The terms “include” and “including” as used in this Deed of Trust shall be construed as if followed by the phrase “without limitation”. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Deed of Trust shall refer to this Deed of Trust as a whole and not to any particular provision of this Deed of Trust, and Article, Section and Exhibit references contained in this Deed of Trust are references to Articles, Sections and Exhibits in or to this Deed of Trust unless otherwise specified.
(c)    Any provision of this Deed of Trust or in the other Loan Documents permitting the recovery of “attorneys’ fees”, “attorneys’ fees and expenses”, “attorneys’ fees and costs” or “attorneys’ fees, costs and expenses” or any similar term shall be deemed: (i) to include such attorneys’ fees, costs and expenses, in each case, to the extent reasonably incurred; (ii) to include such fees, costs and expenses incurred in all probate, appellate and bankruptcy proceedings, as well as any post-judgment proceedings to collect or enforce any judgment or order relating to the Indebtedness or any of the Loan Documents; and (iii) shall be deemed to be separate and several, and shall survive merger into judgment.
Section 5.08    Merger. So long as any Indebtedness shall remain unpaid, fee title to and any other estate in the Mortgaged Property shall not merge, but shall be kept separate and distinct, notwithstanding the union of such estates in any Person.
Section 5.09    Time of the Essence. Time shall be of the essence in the performance of all obligations of Borrower under this Deed of Trust.

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Section 5.10    Repayment and Release. If all of the Indebtedness (other than contingent obligations that survive the repayment of the Loan) is paid in full in accordance with the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents and all of the covenants, warranties, conditions, undertakings and agreements made in the Loan Agreement, the Note, this Deed of Trust and the other Loan Documents are fully kept and performed, then in that event only all rights of Lender under this Deed of Trust and the other Loan Documents shall terminate and the Mortgaged Property shall become wholly clear of the liens, grants, security interests, conveyances and assignments evidenced hereby and thereby, and Lender shall release or cause to be released such liens, grants, assignments, conveyances and security interests in due form at Borrower’s cost (to the extent permitted by the law of the State), and this Deed of Trust shall be void; provided, however, that no provision of this Deed of Trust or any other Loan Document which, by its own terms, is intended to survive such payment, performance, and release (nor the rights of Lender or Trustee under any such provision) shall be affected in any manner thereby and such provision shall, in fact, survive. Recitals of any matters or facts in any release instrument executed by Lender or Trustee under this Section 5.10 shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, such an instrument may describe the grantee or releasee as “the person or persons legally entitled thereto” and Lender and Trustee shall not have any duty to determine the rights of persons claiming to be rightful grantees or releasees of any of the Mortgaged Property. When this Deed of Trust has been fully released or discharged by Lender and/or Trustee, the release or discharge hereof shall operate as a release and discharge of the Assignment and as a reassignment of all future Leases and Property Income with respect to the Mortgaged Property to the person or persons legally entitled thereto, unless such release expressly provides to the contrary.
Section 5.11    Intentionally Omitted.
Section 5.12    Conflict. Notwithstanding anything to the contrary herein, this Deed of Trust shall be subject to the terms and conditions of the Loan Agreement and in the event of any conflict between the terms and conditions of this Deed of Trust and the terms and conditions of the Loan Agreement, the terms and conditions of the Loan Agreement shall prevail.
ARTICLE VI

TRUSTEE
Section 6.01    Certain Actions of Trustee. Upon the written request of Lender, Trustee may at any time: (a) reconvey all or any portion of the Mortgaged Property; (b) consent to the making of any map or plat thereof; (c) join in granting any easement thereon or in creating any covenants or conditions restricting the use or occupancy thereof; or (d) join in any extension agreement or in any agreement subordinating the lien or charge hereof. Any such action may be taken by Trustee without notice, and shall not affect the personal liability of any person for the payment of the Indebtedness or the lien of this Deed of Trust upon the Mortgaged Property for the full amount of the Indebtedness.
Section 6.02    Reconveyances. Upon the written request of Lender stating that all sums secured hereby have been paid, and upon payment of its fees, Trustee shall reconvey without warranty the Mortgaged Property then held by Trustee hereunder.

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Section 6.03    Trustee’s Covenants and Compensation. Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trust herein created, being liable, however, only for negligence or willful misconduct. Trustee hereby waives any statutory fee and shall be entitled to, and hereby agrees to accept, reasonable compensation in lieu thereof for all services rendered and expenses incurred in the administration or execution of the trust hereby created. Borrower hereby agrees to pay such compensation subject to any applicable legal limitations.
Section 6.04    Substitution of Trustee. Lender at any time in its sole discretion may select and appoint a successor or substitute Trustee hereunder by instrument in writing in any manner now or hereafter provided by law. Such writing, upon recordation in the county where the Land is located, shall be conclusive proof of proper substitution of such successor or substitute Trustee which shall thereupon and without conveyance from the predecessor Trustee succeed to all its title, estate rights, powers and duties.
Section 6.05    Resignation of Trustee. Trustee may resign at any time upon giving at least thirty (30) days’ prior written notice to Borrower and Lender.
Section 6.06    Ratification of Acts of Trustee. Borrower hereby ratifies and confirms any and all acts which Trustee named herein or its successors or assigns in this trust shall do lawfully by virtue hereof.
ARTICLE VII

STATE LAW PROVISIONS
Section 7.01    Notice Addresses. Pursuant to Section 2924b(d) of the California Civil Code, Borrower and Lender request that a copy of any notice of default and a copy of any notice of sale be mailed to Borrower and Lender, respectively, at the address for such party set forth herein.
Section 7.02    Uniform Commercial Code.
(a)    Lender shall have all of the rights and remedies of a secured party under the Code as well as all other rights and remedies available at law or in equity.
(b)    Borrower agrees to deliver to Lender any financing statements, as well as extensions, renewals and amendments thereof, and to execute and deliver to Lender any reproductions of this Deed of Trust in such form as Lender may require to perfect a security interest with respect to the Personal Property. Borrower hereby authorizes and empowers Lender and irrevocably appoints Lender its agent and attorney-in-fact to file, on Borrower’s behalf, all financing statements and refilings and continuations thereof as Lender deems necessary or advisable to create, preserve and protect such lien, which financing statements may describe the collateral as “all assets” of the debtor or words of similar effect. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements as Lender may reasonably require.

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(c)    Except as permitted pursuant to the Loan Agreement, Borrower shall not, without the prior written consent of Lender, sell, assign, transfer, encumber, remove or permit to be removed from the Premises any of the Personal Property. Notwithstanding the foregoing, so long as no Event of Default has occurred and is continuing, Borrower may sell or otherwise dispose of any Personal Property when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Premises, but only upon replacing the same with other Personal Property at least equal in value and utility to the disposed Personal Property. Any replacement or substituted Personal Property shall be subject to the security interest granted herein.
(d)    To the extent permitted by law, Borrower and Lender agree that with respect to all items of Personal Property which are or will become fixtures on the Land, this Deed of Trust, upon recording or registration in the real estate records of the proper office, shall constitute a “fixture filing” within the meaning of Sections 9501(a)(1) and 9502(b) and (c) of the Code. Borrower is the record owner of the Land.
(e)    Upon the occurrence and during the continuance of an Event of Default under this Deed of Trust, Lender, pursuant to the appropriate provisions of the Code and subject to other applicable provisions of California law, shall have an option to proceed with respect to both the real property portion of the interest of Borrower in the Premises and the Personal Property in accordance with its rights, powers and remedies with respect to such real property, in which event the default provisions of the Code shall not apply. Such option shall be revocable by Lender as to all or any portion of the Personal Property at any time prior to the sale of the remainder of the interest of Borrower in the Premises. In such event Lender shall designate Trustee to conduct the sale of the Personal Property in combination with the sale of the remainder of the interest of Borrower in the Premises. Should Lender elect to sell the Personal Property or any part thereof which is real property or which Lender has elected to treat as real property or which may be sold together with the real property as provided above, Lender or Trustee shall give such notice of default and election to sell as may then be required by law. The parties agree that if Lender shall elect to proceed with respect to any portion of the Personal Property separately from such real property, ten (10) days’ notice of the sale of the Personal Property shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Lender shall include, but not be limited to, reasonable attorneys’ fees, costs and expenses, and other expenses incurred by Lender.
Section 7.03    Notice and Cure Periods. All notices and cure periods described herein shall not be applicable to any event which with the giving of notice, the passage of time or both would constitute an Event of Default, if such event has occurred as of the date on which Lender commences a nonjudicial foreclosure proceeding with respect to another Event or Events of Default. Such event shall constitute an independent Event of Default hereunder.
Section 7.04    Trustee’s Sale. Should Lender elect to foreclose by exercise of the power of sale contained herein, Lender shall notify Trustee and shall, if required, deposit with Trustee the Note, the original or a certified copy of this Deed of Trust, and such other documents, receipts and evidences of expenditures made and secured hereby as Trustee may require. The following paragraphs are subject to the provisions of applicable California law:

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(a)    Upon receipt of such notice from Lender, Trustee shall cause to be recorded and delivered to Borrower such notice of default as may then be required by law and by this Deed of Trust. Trustee shall, without demand on Borrower, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Mortgaged Property at the time and place of sale fixed by it in said notice of sale, either as a whole or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to the purchaser or purchasers at such sale its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Borrower, Trustee or Lender, may purchase at such sale. To the extent permitted by law, during any sale conducted by Trustee pursuant to the power of sale contained in this Deed of Trust, Lender may, at Lender's option, direct the Trustee to (i) sell the Mortgaged Property either as a whole or in separate parcels and in such order as Lender may determine and (ii) postpone the sale of all or any portion of the Mortgaged Property from time to time in accordance with the laws of the State of California.
(b)    Trustee may postpone the sale of all or any portion of the Mortgaged Property from time to time in accordance with the laws of the State in which the Land is located.
(c)    To the fullest extent allowed by law, Borrower hereby expressly waives any right which it may have to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant to this Deed of Trust.
(d)    Upon any foreclosure sale, Lender may bid for and purchase the Mortgaged Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.
(e)    Lender may from time to time rescind any notice of default or notice of sale before any Trustee’s sale as provided above in accordance with the laws of the State in which the Land is located. The exercise by Lender of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Lender to execute and deliver to Trustee, as above provided, other declarations or notices of default to satisfy the obligations of this Deed of Trust, or otherwise affect any provision, covenant or condition of any Loan Document or any of the rights, obligations or remedies of Trustee or Lender hereunder or thereunder.
(f)    Trustee and Lender shall have all powers, rights and remedies under applicable law whether or not specifically or generally granted or described in this Deed of Trust. Nothing contained herein shall be construed to impair or to restrict such powers, rights and remedies or to preclude any procedures or process otherwise available to trustees or beneficiaries under deeds of trust in the State in which the Land is located. To the extent consistent with applicable law, Trustee and Lender, and each of them, shall be entitled to enforce the payment and performance of the Indebtedness or the obligations hereunder and to exercise all rights and powers under this Deed of Trust or under any other Loan Document or other agreement or any laws now or hereafter in force, notwithstanding the fact that some or all of the Indebtedness and

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the obligations hereunder may now or hereafter be otherwise secured, whether by Deed of Trust, mortgage, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Trustee’s or Lender’s right to realize upon or enforce any other rights (other than any statutory restriction against pursuing a deficiency judgment based upon an election of remedies) or security now or hereafter held by Trustee or Lender. Trustee and Lender, and each of them, shall be entitled to enforce this Deed of Trust and any other rights or security now or hereafter held by Lender or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Lender is intended to be exclusive of any other remedy contained herein or by law provided or permitted, but each shall, to the extent permitted by law, be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of the Loan Documents to Trustee or Lender, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Lender, and either of them may pursue inconsistent remedies. To the extent permitted by applicable California law, by exercising or by failing to exercise any right, option or election hereunder, Lender shall not be deemed to have waived any provision hereof or to have released Borrower from any of the obligations secured hereby unless such waiver or release is in writing and signed by Lender. The waiver by Lender of Borrower’s failure to perform or observe any term, covenant or condition referred to or contained herein to be perform or observed by Borrower shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of Borrower to perform or observe the same or any other such term, covenant or condition referred to or contained herein, and no custom or practice which may develop between Borrower and Lender during the term hereof shall be deemed a waiver of or in any way affect the right of Lender to insist upon the performance by Borrower of the obligations secured hereby in strict accordance with the terms hereof or of any other Loan Document.
Section 7.05    [Intentionally Omitted.]
Section 7.06    Waiver of Lien. In accordance with California Code of Civil Procedure Section 726.5, Lender may waive its lien against the Mortgaged Property or any portion thereof, together with fixtures or personal property thereon, to the extent such property is found to be environmentally impaired, and may, subject to the requirements of such Section 726.5, exercise any and all rights and remedies of an unsecured creditor against Borrower and all of Borrower’s assets and property for the recovery of any deficiency, including, without limitation, seeking an attachment order under California Code of Civil Procedure Section 483.010. No such waiver shall be final or binding on Lender unless and until a final money judgment is obtained against Borrower. As between Lender and Borrower, for purposes of California Code of Civil Procedure Section 726.5, Borrower shall have the burden of proving that the release or threatened release was not knowingly or negligently caused or contributed to, or knowingly or willfully permitted or acquiesced to by Borrower or any related party (or any affiliate or agent of Borrower or any related party) and that Borrower made written disclosure of the release to Lender or that Lender otherwise obtained actual knowledge thereof prior to the making of the loan evidenced by the Note. Notwithstanding anything to the contrary contained in this Deed of Trust or the other Loan Documents, Borrower shall be fully and personally liable for all judgments and awards entered against Borrower pursuant to California Code of Civil Procedure 726.5 and such liability

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shall be an exception to any non-recourse or exculpatory provision in this Deed of Trust or the other Loan Documents and shall not be limited to the original principal amount of the obligations secured by this Deed of Trust. To the fullest extent permitted by applicable law, for the purpose of any action brought under this Section, Borrower hereby waives the defense of laches and any applicable statute of limitations. To the fullest extent permitted by applicable law, for purposes of California Code of Civil Procedure 726.5, the acts, knowledge and notice of each “726.5 Party” shall be attributed to and be deemed to have been performed by the party or parties then obligated on and liable for payment of the Note. As used herein, “726.5 Party” shall mean Borrower or, if Borrower transfers all or any portion of the Mortgaged Property, such successor owner to Borrower with respect to all or such portion of the Mortgaged Property, any related party of Borrower or any such successor and any affiliate or agent of Borrower, any such successor or any such related party.

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Section 7.07    Action for Environmental Claims. In accordance with, and subject to the limitations of, California Code of Civil Procedure Section 736, Lender may, with respect to a claim that the Borrower has breached its covenants, representations and/or warranties with respect to the environmental matters contained in Sections 5 through 7 of the Environmental Indemnification Agreement (the “Environmental Provisions”), commence and maintain an action or actions in any court of competent jurisdiction for enforcement of the Environmental Provisions and/ or recovery of any all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other actual out-of-pocket costs or expenses (including, without limitation, court costs, actual consultants’ fees and reasonable attorneys’ fees, whether incurred in litigation or not and whether before or after judgment), reasonably incurred or advanced by Lender pursuant to the Environmental Provisions (collectively, the “Environmental Costs”), excluding, however, any Environmental Costs not permitted to be recovered pursuant to Section 736 of the California Code of Civil Procedure. Environmental Costs that are not permitted to be recovered pursuant to Section 736 may be referred to hereinafter as the “Unsecured Environmental Costs”, and Environmental Costs other than the Unsecured Environmental Costs may be referred to hereinafter as the “Secured Environmental Costs”. Any Unsecured Environmental Costs shall not be secured by this Deed of Trust; provided, however, nothing herein shall prevent Lender from recovering any Unsecured Environmental Costs pursuant to the Environmental Indemnification Agreement to the extent they are recoverable in accordance with the Environmental Indemnification Agreement. All Secured Environmental Costs incurred by Lender shall bear interest at the rate then in effect under the Note. All Secured Environmental Costs together with interest thereon at the rate then in effect under the Note shall be secured by this Deed of Trust and shall enjoy the same priority as the original principal amount of the Note. Borrower acknowledges and agrees that notwithstanding any term or provision contained in this Deed of Trust or in the other Loan Documents, Environmental Costs shall be exceptions to any nonrecourse or exculpatory provision, if any, and Borrower shall be fully and personally liable for Environmental Costs. To the fullest extent permitted by applicable law, such liability shall not be limited to the original principal amount of the obligations secured by this Deed of Trust. To the fullest extent permitted by applicable law, for the purposes of any action brought under this subparagraph, Borrower hereby waives the defense of laches and any applicable statute of limitations.
Section 7.08    Appointment of Receiver. In addition, Lender shall have the right to appoint a receiver when permitted under Section 564 of the California Code of Civil Procedure,

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including, without limitation, in order to enforce Lender’s rights under Section 2929.5 of the California Civil Code. The receiver shall have all of the rights and powers to the fullest extent permitted by law. The receiver shall have the right to apply Rents to cleanup, remediation or other response action concerning the release or threatened release of Hazardous Substances, whether or not such actions are pursuant to an order of any federal, state or local governmental agency. Borrower hereby confirms the right of Lender (or a receiver appointed by Lender) to enter upon and inspect all or any portion of the Mortgaged Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any hazardous substance into, onto, beneath, or from the Mortgaged Property in accordance with Section 2929.5 of the California Civil Code. All costs and expenses reasonably incurred by Lender pursuant to this provision or pursuant to Section 2929.5 of the California Civil Code, including, without limitation, actual out-of-pocket costs of consultants and contractors, costs of repair of any physical injury to the Mortgaged Property normal and customary to the tests and studies, court costs and reasonable attorneys’ fees, actual out-of-pocket costs and expenses, whether incurred in litigation or not and whether before or after judgment, shall be payable by Borrower and, to the extent advanced or otherwise reasonably incurred by Lender, shall be reimbursed to Lender by Borrower upon demand. This provision is separate and several, and shall survive merger into any judgment.
Section 7.09    Costs. Except as provided in Section 12.14 of the Loan Agreement, Borrower shall pay all reasonable Costs incurred by Lender in connection with the documentation, modification, workout, collection or enforcement of the Loan or any of the Loan Documents (as applicable), including probate, appellate and bankruptcy proceedings, any post-judgment proceedings to collect or enforce any judgment or order relating to the Loan or any of the Loan Documents (as applicable), and all such Costs shall be included as additional Indebtedness bearing interest at the rate then in effect under the Note until paid. In any action to foreclose the lien hereof or otherwise enforce Lender’s rights and remedies hereunder, there shall be allowed and included as additional Indebtedness all Costs which may be paid or incurred by or on behalf of Lender. For the purposes hereof “Costs” means all expenditures and expenses which may be paid or reasonably incurred by or on behalf of Lender including repair costs, payments to remove or protect against liens, reasonable attorneys’ fees (including reasonable fees of Lender’s inside counsel), receivers’ fees, appraisers’ fees, engineers’ fees, accountants’ fees, independent consultants’ fees (including environmental consultants), all costs and expenses reasonably incurred in connection with any of the foregoing, Lender’s actual out-of-pocket costs and expenses reasonably incurred with respect to any audit or inspection of the Mortgaged Property, reasonably incurred outlays for documentary and expert evidence, stenographers’ charges, stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title searches and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any sale of the Mortgaged Property the true condition of the title to, or the value of, the Mortgaged Property. Further, all “Costs” shall include such other costs, expenses and fees as may be reasonably incurred by Lender in the protection of the Mortgaged Property and the maintenance of the lien of this Deed of Trust, including, reasonable attorneys’ fees, expenses and costs in any litigation or proceeding affecting this Deed of Trust, the Note, the other Loan Documents, the Mortgaged Property or the Personal Property, including probate, appellate, and bankruptcy proceedings, and any post-judgment proceedings to collect or enforce any judgment

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or order relating to this Deed of Trust or the other Loan Documents, to obtain any court order or the appointment of a receiver to enforce Lender’s rights pursuant to Section 564 of the California Code of Civil Procedure and/or Section 2929.5 of the California Civil Code or in preparation for the commencement or defense of any action or proceeding, shall be immediately due and payable to Lender, with interest thereon at the Default Rate, and shall be secured by this Deed of Trust. This provision is separate and several, and shall survive the merger of this provision into any judgment.
Section 7.10    Waivers.
(a)    Borrower waives, to the extent permitted by law, (i) the benefit of all Laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Mortgaged Property, (ii) all rights of redemption, valuation, appraisement, stay of execution, notice of intent to accelerate, notice of acceleration, notice of election to mature or declare due the whole of the Indebtedness in the event of foreclosure of the liens hereby created, (iii) all rights and remedies which Borrower may have or be able to assert by reason of the laws of the State of California pertaining to the rights and remedies of sureties, (iv) the right to assert any statute of limitations as a bar to the enforcement of the lien of this Deed of Trust or to any action brought to enforce the Note or any other obligation, and (v) any rights, legal or equitable, to require marshaling of assets or to require foreclosure sales in a particular order, including any rights under California Civil Code Sections 2899 and 3433, and all rights of Borrower under California Civil Code Section 2822. Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Nothing contained herein shall be deemed to be a waiver of Borrower’s rights under Section 2924c of the California Civil Code.
(b)    The application of the proceeds of any condemnation award shall be governed by Section 3.3 of the Loan Agreement. Any implied covenant in this Deed of Trust restricting the right of Lender to make such an election is waived by Borrower. In addition, Borrower hereby waives the provisions of any law prohibiting Lender from making such an election, including, without limitation, the provisions of California Code of Civil Procedure commencing with Section 1265.210.
Section 7.11    Beneficiary Statement. Lender may collect a fee not to exceed the maximum allowed by applicable law for furnishing the statement of obligation as provided in Section 2943 of the California Civil Code.
Section 7.12    Enforcement of Assignment of Leases and Income. Without limiting any other rights or remedies of Lender set forth in this Deed of Trust or under any of the other Loan Documents, or available at law or in equity, at any time following the occurrence and during the continuance of any Event of Default, Lender shall have the right to enforce all of the rights and remedies of an assignee under Section 2938 of the California Civil Code (“Section 2938”). In the event that Lender shall elect to enforce this Deed of Trust in accordance with Section 2938, the following procedures shall apply, as applicable and subject to the limitations of Section 2938:

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(a)    Lender may send a demand notice in the form prescribed by Section 2938 to, in the case of enforcement under Section 2938(c)(3), one or more of the tenants of the Mortgaged Property, with a copy to Borrower and any other assignee under a recorded assignment of leases, rents, issues and profits with respect to the Mortgaged Property, or, in the case of enforcement under Section 2938(c)(4), to Borrower with a copy to any such other assignees in accordance with the procedures set forth therein. Without limiting Lender’s rights to any amounts received by Borrower after an Event of Default has occurred and is continuing under this Deed of Trust, Borrower shall immediately turn over to Lender any Property Income received by Borrower from any tenant of the Mortgaged Property from and after Lender’s enforcement of this Deed of Trust under either of such Sections 2938(c)(3) or (4), it being understood that Borrower shall be deemed to hold such amounts as trustee for Lender until such amounts have been paid to Lender. In addition, Borrower shall also cause any collection agent for Borrower or any other person who has collected for Borrower’s benefit relating to the period from and after Lender’s enforcement of the assignment of Leases and Property Income contained in this Deed of Trust under either of such Sections 2938(c)(3) or (4), to turn such Property Income over to Lender.
(b)    Notwithstanding anything to the contrary contained in this Deed of Trust or any other Loan Document, if Lender shall proceed to enforce this Deed of Trust by means other than the appointment of a receiver and consequently receives Property Income as a result thereof, and Lender receives written demand from Borrower (or any other party entitled under law to make demand on Lender) to pay the reasonable costs of protecting and preserving the Mortgaged Property, Lender may elect either to pay (either directly to the party to whom owed, or by joint check payable to Borrower and such party) or authorize Borrower to pay, such costs (such payments being referred to herein as “Protective Payments”), conditioned upon Borrower furnishing to Lender all information (such as invoices, bills, contracts, or purchase orders) necessary in order for Lender to identify the party to whom payment is owed or the work, service or item for which payment is requested and to establish that such Protective Payments are required to be paid or authorized under this Section. If Borrower is authorized to pay any Protective Payments under this Section, Lender reserves the right to deposit the amounts necessary to pay such Protective Payments into a non-interest bearing checking account, in which Borrower shall have granted to Lender a perfected, first priority security interest, from which Borrower shall be obligated to draw the funds necessary to pay such Protective Payments. In the event that Lender agrees or is required under any circumstances to pay or authorize the payment of any Protective Payments consisting of costs of improvement of the Mortgaged Property or any portion thereof (or any other costs the non-payment of which would entitle the payee to enforce mechanic’s or materialman’s liens or similar rights), Lender shall be authorized, before paying or authorizing the payment of any such payments, to require compliance with standard construction loan disbursement conditions with respect to such costs, including, without limitation, the receipt of unconditional mechanics’ lien waivers with respect to the work for which such costs are to be paid.
(c)    In no event shall Lender be obligated to pay or authorize the payment of Protective Payments in excess of any Property Income actually received by Lender as a result of the enforcement of this clause of this Section.

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(d)    Nothing contained in this Section shall limit the rights of Lender under any other provision of this Deed of Trust.
(e)    Nothing contained in this Section shall limit either (x) Lender’s right to cease at any time any further enforcement of this Deed of Trust under Section 2938 by sending written notice of the cancellation thereof to each party to whom a demand notice was sent, or (y) Lender’s right to seek the appointment of a receiver, either of which if enforced by Lender, shall terminate Lender’s obligations under this Section.
(f)    In no event shall any enforcement of Lender’s rights under this Section, including, without limitation, the payment or authorization of payment of any Protective Payments, make Lender a “mortgagee-in-possession” or limit, waive, or otherwise derogate any of Lender’s other rights and remedies available to it under the Loan Documents to which Borrower is a party or at law. In no event shall any exercise of rights by the Lender under this Section, including, without limitation, the payment or authorization of payment of any Protective Payments, be construed to require the Lender to operate or manage the Mortgaged Property or be construed as an assumption by Lender of any obligation to operate or manage the Mortgaged Property, and all liabilities and obligations in relation to the operation and management of the Mortgaged Property shall remain exclusively that of the Borrower.
(g)    Any Property Income received by Lender as a result of any enforcement measures shall be applied as provided in Section 4.01(b) of this Deed of Trust.
(h)    Without in any way limiting Borrower’s other indemnification obligations set forth in this Deed of Trust and in any of the Loan Documents to which Borrower is a party, Borrower shall indemnify, defend, protect, and hold harmless Lender, and its successors and assigns, from and against any and all actual, out-of-pocket losses, costs, expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses), damages (but excluding punitive damages), liabilities, or claims asserted against or suffered by Lender (i) arising from any Protective Payments made, or authorized to be made, by Lender in good faith, and (ii) arising from any work performed or goods or services furnished in connection with the ownership or operation of the Mortgaged Property at any time during which Lender shall be enforcing its rights under this Section.
(i)    Without limiting the restrictions on assignment set forth in this Deed of Trust and any of the other Loan Documents to which Borrower is a party, each assignee of any interest in the Property Income shall acquire its interest in the Property Income subject to the rights of the Lender set forth in this Deed of Trust, and shall acquire no greater rights with respect to the payment of Protective Payments than the rights of Borrower as set forth in this Section.
Section 7.13    Leases. Lender is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Borrower to be, a defense to any proceedings instituted by Lender to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property. Unless otherwise agreed by Lender in writing, all leases and tenancies of

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the Mortgaged Property executed subsequent to the date hereof, or any part thereof, shall be subordinate and inferior to the lien of this Deed of Trust, but superior to any other lien on the Mortgaged Property and such leases and tenancies shall contain an attornment provision pursuant to which the tenant agrees to attorn to the successful bidder at the foreclosure sale of this Deed of Trust at the option of such successful bidder. Additionally, from time to time Lender may execute and record among the land records of the jurisdiction where this Deed of Trust is recorded, subordination statements with respect to such of said leases as Lender may designate, whereby the leases so designated by Lender will be made superior to the lien of this Deed of Trust. From and after the recordation of such subordination statements, the leases therein referred to shall be superior to the lien of this Deed of Trust and shall not be affected by any foreclosure hereof. All such leases and tenancies shall contain a provision to the effect that the tenant recognizes the right of Lender to effect such subordination of this Deed of Trust and consents thereto. Further, all such leases and tenancies shall contain a provision obligating the tenant to attorn to the Lender or the successful bidder at a foreclosure sale following such foreclosure sale.

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IN WITNESS WHEREOF, Borrower has executed this Deed of Trust as of the date first above written.

BORROWER:

KR WMC, LLC, a Delaware limited liability company

By:	Kilroy Realty, L.P., a Delaware limited partnership its sole managing member

By:	Kilroy Realty Corporation, a Maryland corporation, its general partner

By:	/s/ Tyler H. Rose
Name: Tyler H. Rose Title: Executive Vice President and Chief Financial Officer
By:	/s/ Michelle Ngo
Name: Michelle Ngo Title: Senior Vice President and Treasurer

S-1

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
) ss:
COUNTY OF Los Angeles	)

On November 22, 2016 before me, Yuson Shin
Notary Public                (insert name and title of the officer),
personally appeared Tyler H. Rose and Michelle Ngo , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) ~~is~~/are subscribed to the within instrument and acknowledged to me that ~~he/she~~/they executed the same in ~~his/her~~/their authorized capacity(ies), and that by ~~his/her~~/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature: /s/ Yuson Shin

[Seal]

N-1

EXHIBIT A
DESCRIPTION OF LAND

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1: (PORTION OF APN: 4259-025-008)
THE WESTERLY 265 FEET OF THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES. ON A MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THEREFROM THAT PORTION IN OLYMPIC BOULEVARD, BEING THAT PART LYING NORTHERLY OF THE SOUTH LINE OF THE LAND DESCRIBED IN DEED TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 22517 PAGE 425, OFFICIAL RECORDS.
PARCEL 2: (PORTION OF APN: 4259-025-008)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, ON MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREOF SOUTH 76° 12’ 45” WEST 504.08 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT, SAID POINT BEING THE SOUTHWESTERLY CORNER OF THE LAND CONVEYED TO HOWE AND COMPANY, A CO-PARTNERSHIP, BY DEED RECORDED APRIL 18, 1946 IN BOOK 23126 PAGE 7, OFFICIAL RECORDS, AS INSTRUMENT NO. 323; THENCE ALONG THE WESTERLY LINE OF SAID LAND NORTH 13° 41’ 45” WEST TO THE SOUTHERLY LINE OF THE LAND DESCRIBED IN PARCEL NO. 20 OF CASE NO. 50830 ENTERED IN SUPERIOR COURT OF LOS ANGELES COUNTY; THENCE WESTERLY ALONG SAID SOUTHERLY LINE BEING A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 9945.00 FEET, TO THE EASTERLY LINE OF THE WESTERLY 265 FEET OF SAID LOT 27; THENCE ALONG SAID EASTERLY LINE SOUTH 13° 41’ 45” EAST TO THE SOUTHERLY LINE OF SAID LOT; THENCE ALONG SAID SOUTHERLY LINE NORTH 76° 12’ 45” EAST TO THE POINT OF BEGINNING.
PARCEL 3: (PORTION OF APN: 4259-025-018)

A-1

THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREES REPORT IN CASE NO- B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 310.32 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 27, SOUTH 76° 12’ 45” WEST 193.76 FEET; THENCE NORTH 13° 41’ 45” WEST 245.69 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN THE DEED TO THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS; THENCE ALONG SAID SOUTHERLY LINE, NORTH 78° 03’ EAST 50.00 FEET; THENCE SOUTH 44° 13’ 35” EAST 283.15 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THAT PORTION OF SAID LAND LYING NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING IN THE SOUTHERLY LINE OF SAID LOT, DISTANT SOUTH 76° 12’ 45” WEST 444.33 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE NORTH 13° 41’ 45” WEST 183 FEET; THENCE SOUTH 76° 18’ 15” WEST 26.25 FEET; THENCE NORTH 13° 41’ 45” WEST 43.98 FEET; THENCE NORTH 44° 12’ 35” WEST 5.5 FEET; THENCE NORTH 13° 41’ 45” WEST TO SAID SOUTH LINE OF OLYMPIC BOULEVARD.
ALSO EXCEPT THEREFROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE PROPERTY CONVEYED TO THE STATE OF CALIFORNIA, BY GRANT DEED MADE AND EXECUTED JUNE 10, 1946, RECORDED AUGUST 20, 1946 IN BOOK 23552 PAGE 383, OFFICIAL RECORDS, SPECIFICALLY COVERING THE FOLLOWING DESCRIBED PROPERTY:
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT ON THAT CERTAIN MAP FILED AS EXHIBIT “B” WITH REFEREES REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWESTERLY CORNER OF THE LAND CONVEYED TO HOWE AND COMPANY BY DEED FROM CORA MAY JANKOWSKY, RECORDED APRIL 18, 1946 IN BOOK 23126 PAGE 7 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT ALSO BEING A POINT IN THAT COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, DESCRIBED IN PARCEL “A” IN DEED TO THE CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS, AS HAVING A BEARING OF NORTH 78° 03’ 29” EAST; THENCE ALONG SAID SOUTHERLY LINE NORTH 76° 03’ EAST 50.00 FEET TO A POINT; THENCE SOUTH 44° 13’ 35” EAST 11.83 FEET TO THE INTERSECTION THEREOF WITH A LINE PARALLEL WITH AND DISTANT 10.00 FEET SOUTHERLY

A-2

MEASURED NORMALLY, FROM SAID COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD; THENCE ALONG SAID PARALLEL LINE, SOUTH 78° 03’ WEST 29.99 FEET; THENCE LEAVING SAID PARALLEL LINE, WESTERLY ALONG A CURVE CONCAVE SOUTHERLY, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 9945.00 FEET, THROUGH AN ANGLE OF 0° 09’ AN ARC DISTANCE OF 26.04 FEET TO A POINT IN THE WESTERLY LINE OF SAID LAND CONVEYED TO HOWE AND COMPANY; THENCE ALONG SAID WESTERLY LINE, NORTH 13° 41’ 45” WEST 10.04 FEET TO SAID POINT OF BEGINNING.
PARCEL 4: (PORTION OF APN: 4259-025-018)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 310.32 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE ALONG THE SOUTHERLY LINE OF SAID LOT 27, SOUTH 76° 12’ 45” WEST 193.76 FEET; THENCE NORTH 13° 41’ 45” WEST 245.69 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN THE DEED TO THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS; THENCE ALONG SAID SOUTHERLY LINE, NORTH 78° 03’ EAST 50.00 FEET; THENCE SOUTH 44° 13’ 35” EAST 283.15 FEET TO THE POINT OF BEGINNING,
EXCEPT THEREFROM THAT PORTION OF SAID LAND LYING SOUTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING IN THE SOUTHERLY LINE OF SAID LOT, DISTANT SOUTH 76° 12’ 45” WEST 444.33 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE NORTH 13° 41’ 45” WEST 183 FEET; THENCE SOUTH 78° 18’ 15” WEST 26.25 FEET; THENCE NORTH 13° 41’ 45” WEST 43.98 FEET; THENCE NORTH 44° 12’ 35” WEST 5.5 FEET; THENCE NORTH 13°41’45” WEST TO SAID SOUTH LINE OF OLYMPIC BOULEVARD.
ALSO EXCEPT THEREFROM THAT PORTION OF SAID LAND INCLUDED WITHIN THE PROPERTY CONVEYED TO THE STATE OF CALIFORNIA, BY GRANT DEED MADE AND EXECUTED THE 10TH OF JUNE, 1946, SPECIFICALLY COVERING THE FOLLOWING DESCRIBED PROPERTY:
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA SHOWN, AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, ON THAT CERTAIN MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWESTERLY CORNER OF THE LAND CONVEYED TO

A-3

HOWE AND COMPANY BY DEED FROM CORA MAY JANKOWSKY, RECORDED APRIL 18, 1946 IN BOOK 23126 PAGE 7 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT ALSO BEING A POINT IN THAT COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, DESCRIBED IN PARCEL “A” IN DEED TO THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS, AS HAVING A BEARING OF NORTH 78° 03’ 29” EAST; THENCE ALONG SAID SOUTH LINE NORTH 78° 03’ EAST 50.00 FEET TO A POINT; THENCE SOUTH 44° 13’ 35” EAST 11.83 FEET TO THE INTERSECTION THEREOF WITH A LINE PARALLEL WITH AND DISTANT 10.00 FEET SOUTHERLY MEASURED NORMALLY, FROM SAID COURSE IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD; THENCE ALONG SAID PARALLEL LINE, SOUTH 78’ 03’ WEST 29.99 FEET; THENCE LEAVING SAID PARALLEL LINE, WESTERLY ALONG A CURVE CONCAVE SOUTHERLY, TANGENT TO THE LAST DESCRIBED COURSE AND HAVING A RADIUS OF 9945.00 FEET, THROUGH AN ANGLE OF 0° 09’ AN ARC DISTANCE OF 26.04 FEET TO A POINT IN THE WESTERLY LINE OF SAID LAND CONVEYED TO HOWE AND COMPANY; THENCE ALONG SAID WESTERLY LINE, NORTH 13° 41’ 45” WEST 10.04 FEET TO SAID POINT OF BEGINNING.
PARCEL 5: (PORTION OF APN: 4259-025-018)
THAT PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF LOS ANGELES. AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE WITH THE NORTHEASTERLY LINE OF SAID LOT 27, SAID SOUTHERLY LINE BEING DESCRIBED IN DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG SAID SOUTHERLY LINE SOUTH 78° 03’ 00” WEST 139.75 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ON SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD SOUTH 78° 03’ 00” WEST 50.00 FEET TO THE SOUTHWESTERLY BOUNDARY OF THE LAND CONVEYED BY DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG THE BOUNDARY OF SAID LAND SOUTH 44° 13’ 35” EAST 125.00 FEET; THENCE NORTH 78° 03’ 00” EAST AND PARALLEL TO SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD 50.00 FEET; THENCE NORTH 44° 13’ 35” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.
PARCEL 6: (PORTION OF APN: 4259-025-018)
THAT PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 27; THENCE NORTH

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44° 12’ 55” WEST ALONG THE NORTHEASTERLY LINE OF SAID LOT, A DISTANCE OF 271.39 FEET TO A POINT IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN DEED TO THE CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107, OFFICIAL RECORDS; THENCE SOUTH 78° 03’ WEST ALONG SAID SOUTHERLY LINE A DISTANCE OF 189.75 FEET; THENCE SOUTH 44° 13’ 35” EAST PARALLEL WITH THE NORTHEASTERLY LINE OF SAID LOT, A DISTANCE OF 278.45 FEET TO A POINT IN THE SOUTHERLY LINE OF SAID LOT; THENCE NORTH 76° 12’ 45” EAST ALONG SAID SOUTHERLY LINE 186.17 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THE NORTHERLY 10 FEET OF SAID LAND, SAID NORTHERLY 10 FEET BEING DESCRIBED IN THE LAND GRANTED TO THE STATE OF CALIFORNIA, BY DEED RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.
ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE WITH THE NORTHEASTERLY LINE OF SAID LOT 27, SAID SOUTHERLY LINE BEING DESCRIBED IN DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG SAID SOUTHERLY LINE SOUTH 78° 03’ 00” WEST 139.75 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ON SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD SOUTH 78° 03’ 00” WEST 50.00 FEET TO THE SOUTHWESTERLY BOUNDARY OF THE LAND CONVEYED BY DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY; THENCE ALONG THE BOUNDARY OF SAID LAND SOUTH 44° 13’ 35” EAST 125.00 FEET; THENCE NORTH 78° 03’ 00” EAST AND PARALLEL TO SAID SOUTHERLY LINE OF OLYMPIC BOULEVARD 50.00 FEET; THENCE NORTH 44° 13’ 35” WEST 125.00 FEET TO THE TRUE POINT OF BEGINNING.
ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED AS FOLLOWS:
THAT PORTION OF THE LAND DESCRIBED IN THE GRANT DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY, LYING EASTERLY AND NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 100.52 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE LEAVING SAID SOUTHERLY LINE NORTH 13° 47’ 15” EAST 164.20 FEET TO A LINE PARALLEL WITH AND 3.40 FEET SOUTHWESTERLY OF THE NORTHEASTERLY LINE OF SAID LOT; THENCE ALONG SAID PARALLEL LINE NORTH 44° 13’ 35” WEST 69.27 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE, AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY.

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PARCEL 7: (PORTION OF APN: 4259-025-018)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF SUPERIOR COURT, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 186.17 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT, SAID POINT BEING THE SOUTHWESTERLY CORNER OF THE LAND CONVEYED TO HENRY O. GALLEN BY DEED RECORDED MAY 17, 1940 IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS; THENCE STILL CONTINUING ALONG THE SOUTHERLY LINE OF SAID LOT 27, SOUTH 76° 12’ 45” WEST 124.15 FEET TO A POINT; THENCE NORTH 44° 13’ 35” WEST 283.15 FEET, MORE OR LESS, TO A POINT IN THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL “A” IN DEED TO CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107 OF OFFICIAL RECORDS; THENCE ALONG THE SOUTHERLY LINE, NORTH 78° 03’ 00” EAST 126.60 FEET TO THE NORTHWESTERLY CORNER OF SAID HENRY O. GALLEN LAND; THENCE SOUTH 44° 13’ 35” EAST ALONG THE WESTERLY LINE OF SAID LAND 278.45 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THE NORTHWEST 10 FEET OF SAID LAND CONVEYED TO THE STATE OF CALIFORNIA BY DEED RECORDED JUNE 5, 1946 IN BOOK 23218 PAGE 409 OF OFFICIAL RECORDS.
PARCEL 8: (PORTION OF APN: 4259-025-019)
THAT PORTION OF LOT 27 OF SANTA MONICA-SAWTELLE TRACT IN THE RANCHO SAN VICENTE Y SANTA MONICA, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
THAT PORTION OF THE LAND DESCRIBED IN THE GRANT DEED RECORDED IN BOOK 17559 PAGE 4 OF OFFICIAL RECORDS OF SAID COUNTY, LYING EASTERLY AND NORTHEASTERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING AT A POINT IN THE SOUTHERLY LINE OF SAID LOT 27, DISTANT THEREON SOUTH 76° 12’ 45” WEST 100.52 FEET FROM THE MOST EASTERLY CORNER OF SAID LOT; THENCE LEAVING SAID SOUTHERLY LINE NORTH 13° 47’ 15” EAST 164.20 FEET TO A LINE PARALLEL WITH AND 3.40 FEET SOUTHWESTERLY OF THE NORTHEASTERLY LINE OF SAID LOT; THENCE ALONG SAID PARALLEL LINE NORTH 44° 13’ 35” WEST 69.27 FEET TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS NOW ESTABLISHED, 110 FEET WIDE, AS DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS OF SAID COUNTY.

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EXCEPT THEREFROM THE NORTHERLY 10 FEET OF SAID LAND, SAID NORTHERLY 10 FEET BEING DESCRIBED IN THE LAND GRANTED TO THE STATE OF CALIFORNIA, BY DEED RECORDED IN BOOK 22095 PAGE 427 OF OFFICIAL RECORDS IN THE OFFICE OF SAID COUNTY RECORDER.
PARCEL 9: (PORTION OF APN: 4259-025-019)
THAT PORTION OF THE RANCHO SAN VINCENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 28 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ON A MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID LOT 28, WITH THE SOUTHEASTERLY LINE OF THAT CERTAIN STRIP OF LAND 10.00 FEET WIDE, AS DESCRIBED IN PARCEL NO. 2 IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED ON AUGUST 10, 1945 AS INSTRUMENT NO. 2504 IN BOOK 22095 PAGE 427, OFFICIAL RECORDS OF SAID COUNTY; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE OF SAID LOT 28, A DISTANCE OF 136.00 FEET; THENCE WESTERLY PARALLEL WITH SOUTHERLY LINE OF SAID LOT 28, A DISTANCE OF 190.00 FEET; THENCE NORTHWESTERLY IN A DIRECT LINE TO A POINT ON THE SOUTHEASTERLY LINE OF SAID LAST MENTIONED DEED, A DISTANT SOUTHWESTERLY THEREON 118.50 FEET FROM THE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE, 118.50 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM 50 PERCENT OF ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED IN THE DEED FROM CITIZENS NATIONAL TRUST AND SAVINGS BANK, DATED APRIL 30, 1943, AND RECORDED MAY 21, 1943, AS INSTRUMENT NO. 40 IN BOOK 20044 PAGE 61, OFFICIAL RECORDS.
PARCEL 10: (PORTION OF APN: 4259-025-019)
THAT PORTION OF THE RANCHO SAN VICENTE Y SANTA MONICA, SHOWN AS A PORTION OF LOT 28 OF SANTA MONICA-SAWTELLE TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, ON MAP FILED AS EXHIBIT “B” WITH REFEREE’S REPORT IN CASE NO. B-25296 OF THE SUPERIOR COURT, IN AND FOR SAID COUNTY, DESCRIBED AS FOLLOWS:
BEGINNING AT THE MOST EASTERLY CORNER OF SAID LOT 28; THENCE WESTERLY ALONG THE SOUTHERLY LINE THEREOF, 380.44 FEET OF THE MOST SOUTHERLY CORNER OF SAID LOT 28; THENCE NORTHWESTERLY ALONG THE SOUTHWESTERLY LINE THEREOF, TO THE SOUTHERLY LINE OF OLYMPIC BOULEVARD, AS DESCRIBED IN PARCEL A OF DEED TO THE CITY OF LOS ANGELES, RECORDED IN BOOK 13947 PAGE 107, OFFICIAL RECORDS OF SAID COUNTY; THENCE EASTERLY ALONG SAID LAST MENTIONED SOUTHERLY LINE AND ITS EASTERLY PROLONGATION THEREOF, TO THE NORTHEASTERLY LINE OF

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SAID LOT 28; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE, 256.31 FEET TO THE POINT OF BEGINNING.
EXCEPT THEREFROM THE NORTHERLY 10 FEET WITHIN THE LINES OF OLYMPIC BOULEVARD, AS GRANTED TO THE STATE OF CALIFORNIA, BY DEED RECORDED AUGUST 10, 1945 AS INSTRUMENT NO. 2504 IN BOOK 22095 PAGE 427, OFFICIAL RECORDS.
ALSO EXCEPT THEREFROM THAT PORTION THEREOF, DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE NORTHEASTERLY LINE OF SAID LOT 28, WITH THE SOUTHEASTERLY LINE OF THAT CERTAIN STRIP OF LAND 10.00 FEET WIDE, AS DESCRIBED IN PARCEL NO. 2, IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED ON AUGUST 10, 1945 AS INSTRUMENT NO. 2504 IN BOOK 22095 PAGE 427, OFFICIAL RECORDS OF SAID COUNTY; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY LINE OF SAID LOT 28, A DISTANCE OF 136.00 FEET; THENCE WESTERLY PARALLEL WITH THE SOUTHERLY LINE OF SAID LOT 28, A DISTANCE OF 190.00 FEET; THENCE NORTHWESTERLY IN A DIRECT LINE TO A POINT ON THE SOUTHEASTERLY LINE OF SAID LAST MENTIONED DEED, DISTANT SOUTHWESTERLY THEREON 118.50 FEET FROM THE POINT OF BEGINNING; THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY LINE, 118.50 FEET TO THE POINT OF BEGINNING.
ALSO EXCEPT THEREFROM 50 PERCENT OF ALL OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, AS RESERVED IN THE DEED FROM CITIZENS NATIONAL TRUST AND SAVINGS BANK, DATED APRIL 30, 1943 AND RECORDED MAY 21, 1943 AS INSTRUMENT NO. 40 IN BOOK 20044 PAGE 61, OFFICIAL RECORDS.

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EXHIBIT B
PERMITTED ENCUMBRANCES

B-1